NATIONS FUNDS TRUST
Nations MidCap Value Fund
Nations Value Fund
(the “Funds”)

Supplement dated June 24, 2005
to the Prospectuses dated August 1, 2004

     Effective immediately, the prospectuses for all share classes of the Funds are hereby supplemented to reflect the following:

•	Noah Petrucci and Lori Ensinger are additional team members of the Value Strategies Team that are now responsible for Nations MidCap Value Fund’s day-to-day investment decision-making.

•	Noah Petrucci and David Hoffman are additional team members of the Value Strategies Team that are now responsible for Nations Value Fund’s day-to-day investment decision-making.

Biographical information relating to the team members is provided below. All references to the portfolio management of the Funds throughout the prospectuses should be read in accordance with this supplemental information, as applicable.

Lori J. Ensinger, CFA
Lori Ensinger is a managing director and senior portfolio manager and has served as the Head of the Value Strategies Team at Columbia Management since 2004, co-managing Nations Value Fund since 2001. In this role, she is responsible for a team of portfolio managers and analysts that specialize in large-, mid- and small-capitalization value equities. Ms. Ensinger may also manage other investment products for both Banc of America Capital Management (BACAP) and Columbia Management. From 2003 to 2004, Ms. Ensinger served as Head of Equities for BACAP. From 2001, when she joined BACAP, to 2003 Ms. Ensinger was the Head of Value Strategies. Prior to joining BACAP, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, from 1999 to 2001. Ms. Ensinger has been in the investment community since 1983. Ms. Ensinger earned her bachelor’s degree in Biology from Williams College, Williamstown, Mass., and is a member of the CFA Institute.

David I. Hoffman
David Hoffman, managing director and senior portfolio manager, for Columbia Management’s Value Strategies Team has been responsible for co-management of Nations MidCap Value Fund since 2004. Mr. Hoffman may also manage other investment products for both Banc of America Capital Management (BACAP) and Columbia Management. From 2003 to 2004, Mr. Hoffman served as Director of Equity Research for BACAP. In that role Mr. Hoffman was responsible for managing the staff of equity research analysts that provided fundamental research and support for various institutional, mutual fund and high-net-worth portfolios. Prior to assuming this role in 2003, he served as deputy director of research, overseeing a team of equity research analysts who cover value-oriented industries in 2003. From 2001 to 2003, Mr. Hoffman was a senior research analyst for BACAP’s Value Strategies platform, with responsibility for value investment strategies and products, including mutual funds and separately managed accounts. Prior to joining BACAP in 2001, Mr. Hoffman worked for Zurich Scudder Investments in several capacities, including Vice President of Equity Research from 1999 to 2001. In addition to serving as an equity research analyst covering companies within the household products and personal care industries, he covered real estate investment trusts, co-managed a dividend and growth fund, and co-managed the firm’s value team of more than 20 portfolio managers and analysts. Mr. Hoffman has been in the investment community since 1997. Mr. Hoffman earned his bachelor’s degree in American and Russian studies from Grinnell College in Iowa and his Master’s degree in International Affairs from Columbia University in New York.

Noah J. Petrucci, CFA
Noah Petrucci is a vice president and portfolio manager for Columbia Management’s Value Strategies Team with primary focus on large-cap and mid-cap, value-style mutual funds and separate accounts. Mr. Petrucci may also manage other investment products for both Banc of America Capital Management (BACAP) and Columbia Management. Prior to joining BACAP in 2002, Mr. Petrucci worked for Zurich Scudder Investments, most recently as a product specialist/portfolio manager for the firm’s large-cap value and large-cap growth strategies. He has been a member of the investment community since 1993. Mr. Petrucci earned his bachelor’s degree in Economics from the University of Massachusetts at Amherst. He is a member of the New York Society of Security Analysts and the CFA Institute.